COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

Claim by former South African distributor

In December 2007, the Company terminated its agency agreement with its former South African agent, World of Marble and Granite (“WOMAG”), on the basis that WOMAG had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million (approximately $257) in the Israeli District Court in Haifa based on such breach. WOMAG has contested jurisdiction of the Israeli District Court, but subsequent appellate courts have dismissed WOMAG’s claims. In January 2008, WOMAG filed suit in South Africa seeking Euro 15.7 million (approximately $17,060). In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibis pendens), the South African Court will stay the matter until the conclusion of the Israeli action.

In December 2013, the magistrate’s court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. In October 2015, WOMAG amended its claim, seeking a reduced amount of approximately Euro 7.1 million (approximately $7,727) and approximately South Africa RAND 43.7 million (approximately $2,808). In June 2016, WOMAG further amended its claim, seeking a reduced amount of Euro 6.2 million (approximately $6,520) and South Africa RAND 51.2 million (approximately $3,700) plus interest on any capital sum awarded. As the district court dismissed the Company’s appeal of the decision of the magistrate’s court, the Company has agreed with WOMAG to submit the matter to arbitration, for which hearings commenced in South Africa in September 2016. The arbitration is divided into two stages. Both stages relate to the quantum of damages payable to the Company; the first stage in respect of the merits and the second in respect of the quantum of claim if WOMAG succeeds with its disputed claim on the merits. After both phases, if any of the parties is not satisfied with the arbitrator’s decision, that party may lodge an appeal to a panel of three arbitrators to be appointed by the parties. The expected timeframe for resolution of the claim currently cannot be estimated with precision. While the Company expects that the arbitration phase will end in 2018, with the possibility of appeals in 2019. Should it remain necessary to run the second phase of the arbitration on quantum, it is anticipated that this phase may only be finalized in 2020. Although the Company believes that it submitted vigorous defenses against WOMAG’s. The Company continues to monitor and estimate the possible loss deriving from this claim based on new information available from time to time and believes that it recorded an adequate reserve for this claim.

Bodily injury claims related to exposure to silica dust

Overview

The Company is subject to a number of claims mainly by fabricators, their employees or the National Insurance Institute ("NII") in Israel, alleging that fabricators contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Silicosis and other bodily Injury Claims

As of December 31, 2017, the Company is subject to 105 pending bodily injury claims (out of which 104 are individual claims including NII subrogation claims, and one claim with a motion to be recognized as a class action) that have been submitted in Israel since 2008 against the Company directly, or that have named the Company as third-party defendant by fabricators or their employees in Israel, by the injured's successors, by the NII or by others (see also table below). In addition one lawsuit and two motions for conciliation were filed in Spain and one pre-litigation notice received in Australia against the Company and other defendants.

As of December 31, 2017, the Company has 7 pending pre-litigation demand letters on behalf of certain fabricators in Israel.

Each of the claims named other defendants, such as fabricators that employed the plaintiffs, the Israeli Ministry of Industry, Trade and Employment, distributors of the Company's products, insurance companies and insurance brokers.

Various arguments are raised in the claims, including among others product liability arguments and failure to provide warnings regarding the risks associated with silica dust generated by the fabrication of the Company's products. Most of the claims do not specify a total amount of damages sought, as the plaintiff’s future damages will be determined at trial. A claim filed with the Magistrates court in Israel is limited to a maximum of NIS 2.5 million (approximately $721) plus any fees, and among the 105 pending claims filed against the Company in Israel, 67 claims were filed in the Magistrates court. A claim filed in the District court is not subject to such limitation. As a result, there is uncertainty regarding the total amount of damages that may ultimately be claimed. As of December 31, 2017 each claim may be subject or referred to mediation, settled by the parties or resolved by a court decision and may also be appealed and therefore the time frame for the resolution for each claim may significantly vary.

Class action

In April 27, 2014, a lawsuit by a single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $56,180). In addition, the claim includes an unstated sum in compensation for special and general damages.

On January 4, 2018, the Company and the plaintiff submitted to the Israeli District Court a settlement agreement. If the settlement agreement is approved by the Court, the claim will be dismissed and the Company will make payments on a one time basis, without any admission of liability, in an aggregate amount of approximately NIS 9.0 million (approximately $2,600) to fund certain safety related expenses at fabrication facilities in Israel, as well as plaintiff’s compensation and legal expenses. The settlement agreement remains subject to the approval of the Court. The Israeli State Attorney General and other interested parties may notify the Court if they have any objection thereto.

During 2015, the Company reassessed the expected outcome of the individual bodily injury claims following Company's consent to several settlements. In addition the Company entered into an agreement with the State of Israel, with the approval of its insurance carriers, related to individual bodily injury claims (not including the claim seeking class action status).  Under the agreement, without admitting any liability, the Company and the State of Israel have agreed to cooperate in dealing with the claims. Such agreement initially signed in November 2015 and extended on March 5, 2018.

If either the Company or the State of Israel is found liable for damages, the Company has agreed to an apportionment of those damages. Based on the above, the Company assessed, based also on its legal advisors’ opinion, that contingent losses related to the individual bodily injury claims in Israel are probable, pursuant to ASC 450, an initial accrual has been recorded during 2015 for the loss contingencies related to such outstanding individual claims.

In addition in May 2017 the Company signed also an agreement with each of its main distributors to cooperate, subject to certain terms, with respect to the management of the individual claims that have been filed and claims that may be submitted during a certain time period. Under the agreement the Company and each distributor agreed to an apportionment of damages for each filed claim.

The Company updated its provision in 2017 to reflect the outstanding claims in the below table, and provided a provision for related NII unasserted claims, taking into consideration new claims filed, settlements reached and other new information available.

In order to reasonably estimate the losses for  bodily injury claims reflected in the table below, the Company performed a case-by-case analysis with its legal advisors of the relevant facts that were reasonably available to it, related to the claims filed, including, among other things, the specific known or estimated health condition of the claimants, their ages, salaries, related probable future subrogation claims from the NII, and other factors that might have an impact on the final outcome of such claims. The Company will continue to regularly monitor changes in facts for each  claim and will update its best estimate if required. Accordingly, the reserve for the bodily injury claims as of December 31, 2017 and 2016 totaled to $32,958 and $17,682 respectively, of which $9,504 and $5,155 is reported in accrued expenses and other liabilities and $23,454 and $12,527 is reported in long-term liabilities. The Company cannot estimate the number of claimants that may file claims in the future or the nature of their claims in order to conclude probability or the range of loss. The Company currently does not expect to incur additional material losses with respect to the outstanding bodily injury claims, that might have a material impact on its financial position, results of operations and cash flows.

A summary of bodily injury claims activity follows:

	2017	2016	2015
Outstanding claims, January 1	87	70	56
New claims (*)	34	31	16
Settled and dismissed claims	(16)	(14)	(2)
Outstanding claims, December 31 (**)	105	87	70

(*) Representing 19, 30 and 16 injured persons in 2017, 2016 and 2015, respectively.
(**) Not including the pre-litigation notice received by Company's subsidiary in Australia and a legal proceedings in Spain which are in preliminary stages and as of December 31, 2017, the Company cannot estimate loss probability associated with such proceedings.

The Company maintains insurance for product liability claims, including for bodily injury claims related to exposure to silica dust. The Company has purchased insurance policies for the period from 2008-and to date from several insurance carriers that provide coverage for product liability losses, subject to certain terms and conditions, and the related defense costs up to a certain limit per case and per policy year.

The available limits of these policies as it relates to the claims reflected in the table above, exceed the recorded insurance receivable balance. Commencing April 2014, the Company’s Israeli insurance policies have significant per claim deductibles. Commencing April 2015, the first layer of insurance in Israel, of $5,000 was not renewed.  Since that time, the Company’s insurance covers claims in Israel in excess of $5,000 (commencing October 2017 in excess of $6,000) up to an amount of $35,000 per claim or per period. Those policies include a significant deductible per claim and cover only illnesses diagnosed after February 2010. However, with respect to the claim which was required to be recognized as a class action, Company's insurer at the time of the filing of such claim, has rejected coverage for this claim.

The Company records insurance receivables for the amounts that are covered by insurance less deductibles. During 2017 and 2016, as in prior years, the Company's insurance carriers made payments to all settled product liability claims that were under the policies. The Company paid the deductible amounts for the settled claims per policy.

The collectability of the Company's insurance receivables is regularly evaluated and the amounts recorded are probable of collection. This conclusion is based on analysis of the terms of the underlying insurance policies, experience in successfully recovering individual product liability claims from Company's insurers, the insurance carrier was party to the agreement with the State of Israel and the financial ability of the insurance carriers to pay the claims and the relevant facts and applicable law.

As of December 31, 2017 and 2016, the insurance receivable totaled to $12,380 and $7,509 respectively, of which $3,878 and $2,441 is reported in the other accounts receivable and prepaid expenses and $8,502 and $5,068 is in other long-term receivables.

In 2017 and 2016, the legal settlements and loss contingencies expenses related to the bodily injury claims related to exposure to silica dust totaled to $9,552 and $5,868, respectively, which reflects the deductible amounts for claims covered by insurance policies, claims not covered and the impact of settlements.

Arbitration proceeding with Microgil Agricultural Cooperative Society Ltd.

In November 2011, Kfar Giladi and Microgil (the “claimants”), initiated arbitration proceedings against the Company that commenced in April 2012. The claimants filed a claim against the Company in arbitration for NIS 232.8 million ($60,500) for alleged damages and losses incurred by them in connection with a breach of Processing Agreement by the Company. In August 2012, the Company filed a claim against the claimants in arbitration for NIS 76.6 million ($19,900) for damages incurred by the Company in connection with claimants malfunctioning operations, breach of the agreement and the understanding between the parties regarding the agreement after it was terminated, inventory which was not returned to the Company and was unaccounted for and an unpaid loan, which was granted by the Company to the claimants, and the adverse impact on the valuation in our IPO caused by their actions.

On January 17, 2018, the arbitrator provided its judgment, pursuant to which the Company is required to pay the claimants approximately NIS 48.2 million (approximately $13,900), including damages, interest, linkage to the Israeli Consumer Price index and legal fees. The Company recorded this amount in 2017 as part of the legal settlements and loss contingencies, net line item in its Consolidated Statement of Income.

Claim by the Israeli Ministry of Environmental Protection ("IMEP")

The Company has been required by the IMEP to comply with the applicable requirements under the law and regulations related to styrene gas emission at both of its plants in Israel. In December 2013, the Company completed the installation of a system in its Bar-Lev manufacturing facility to reduce styrene emission and following which the Company has better control of the styrene emission in the Bar-Lev manufacturing facility and the Company presented to IMEP a plan to further improve its control of styrene emission and comply with the styrene gas emission standards With respect to the Sdot-Yam manufacturing facility the IMEP has summoned the Company in January 2014 to a hearing to address allegations that, based on the IMEP’s procurement of several gas emission samplings, the Company exceeded the air ambient standards.

Following the hearing, and although the IMEP acknowledged that the Company was in the process of installing measures to comply with the styrene gas emission standards, the IMEP decided to recommend the conducting of  investigation with respect to the allegation that the Company exceeded from the threshold of styrene air ambient standards during 2013. During 2014, the Company applied measures to correct the styrene air ambient standards which the Company believe should conclusively solve any exceeded emission of styrene gas. Throughout 2016 and 2017, the Company continued to control styrene emission levels through strict maintenance and compliance with work processes.

From time to time, the IMEP visits Company's Sdot-Yam facility and provides it with a summary report of its findings. The Company is in ongoing discussions with the IMEP and intend to continue monitoring, and, if necessary, applying corrective measures to control the styrene emissions at its facilities. If the Company is not fully complied with the styrene emission standards, Company's business license may be revoked, facilities may be shutdown and the Company may be subject to civil and criminal sanctions.

Securities Class Action Claim

On August 25, 2015, a purported purchaser of Company’s ordinary shares filed a proposed class action in the United States District Court for the Southern District of New York asserting, among other things, that the Company and two of its officers violated Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b–5 promulgated under the Exchange Act, by allegedly making false and misleading statements about the Company’s business. The complaint seeks an unspecified amount of damages on behalf of purchasers of Company’s securities between March 25, 2013 and August 18, 2015. On January 15, 2016, the plaintiff filed an amended complaint that asserted similar claims, but that seeks damages on behalf of purchasers of the Company’s securities between February 12, 2014 and August 18, 2015. On February 26, 2016, the Company filed a motion to dismiss the amended complaint. Expenses incurred as a result of this claim will be covered under the Company’s directors and officers liability insurance policy, subject to deductible and to coverage terms and limits.  On January 30, 2017, the Company reached an agreement in principle with the lead plaintiffs to settle the litigation, to be paid by the Company’s insurance carrier into a settlement fund for distribution to the plaintiff class,subject to the completion of definitive documentation and approval of the court. In August 2017, the court approved the settlement agreement. The Company’s insurance carriers have agreed to pay the settlement amount and the related expenses. The Company recorded in its 2016 results, provision for such settlement amount and the related receivable in the same amount. During 2017 the settlement amount was paid by the Company’s insurer.

  General

From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company's management does not believe that any such claims or all of them together will have a material effect on the Company's consolidated financial statements.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2017 are as follows:

2018	$15,150
2019	14,145
2020	10,806
2021	9,659
2022	8,275
2023 and thereafter	45,435

Total	$103,470

Lease expenses for the years ended December 31, 2017, 2016 and 2015 were approximately $16,200, $13,479 and $12,109, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2017 are summarized in the following table:

2018 (1)	$38,530
2019 and thereafter	-

$38,530

(1)	Consists of purchase obligations to certain suppliers.

d.	Pledges and guarantees:

1.
As of December 31, 2017, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $1,425 related to facilities, vehicle leases and other miscellaneous guarantees.

2.
Company's credit facilities provided by banks in Israel are secured with a “Negative floating pledge”, whereby the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada Inc. has provided a security interest on certain of its inventory and other tangible and intangible assets.